UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2015
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2015, Washington Real Estate Investment Trust (“Washington REIT”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, Washington REIT’s shareholders elected Charles T. Nason as a trustee in Class I of the Board of Trustees to serve until Washington REIT’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Nason received the following votes:

For	Against	Abstain	Broker Non-Votes
49,470,008	807,505	102,111	12,538,778

Washington REIT’s shareholders also elected Thomas H. Nolan, Jr. as a trustee in Class I of the Board of Trustees to serve until Washington REIT’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Nolan received the following votes:

For	Against	Abstain	Broker Non-Votes
49,540,231	729,175	110,218	12,538,778

Washington REIT’s shareholders also elected Vice Adm. Anthony L. Winns (RET.) as a trustee in Class I of the Board of Trustees to serve until Washington REIT’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Winns received the following votes:

For	Against	Abstain	Broker Non-Votes
47,796,443	2,468,401	114,780	12,538,778

Washington REIT’s shareholders approved, by nonbinding advisory vote, the compensation paid to Washington REIT’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
47,985,567	2,058,996	335,062	12,538,778

Washington REIT’s shareholders ratified the appointment of Ernst & Young LLP as Washington REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2015. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
62,365,097	337,599	215,706	—

The results reported above are final voting results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2015, Washington REIT announced that Thomas Edgie Russell, III resigned from the Board in order to effectuate his retirement therefrom consistent with Washington REIT’s board retirement policy, with such resignation to take effect at the commencement of the 2015 Annual Meeting of Shareholders. The 2015 Annual Meeting of Shareholders was held on May 14, 2015 and, consistent with the foregoing, Mr. Russell’s resignation took effect at the commencement thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

May 18, 2015
(Date)